                          Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We consent to the incorporation by reference, in this registration statement, of our report dated January 13, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney Classic Values Fund (the "Fund") of Smith Barney Investment Trust as of November 30, 2003, and the related statements of operations and changes in net assets and the financial highlights for the period from April 14, 2003 (commencement of operations) to November 30, 2003. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                   KPMG LLP


New York, New York
March 25, 2004

                          Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We consent to the incorporation by reference, in this registration statement, of our reports dated January 13, 2004, on the statements of assets and liabilities, including the schedules of investments, of the Smith Barney Intermediate Maturity California Municipals Fund and the Smith Barney Intermediate Maturity New York Municipals Fund (the "Funds") of Smith Barney Investment Trust as of November 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Auditors" in the Statement of Additional Information.

                                                     KPMG LLP


New York, New York
March 25, 2004

                          Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We consent to the incorporation by reference, in this registration statement, of our report dated January 13, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney Large Capitalization Growth Fund (the "Fund") of Smith Barney Investment Trust as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                   KPMG LLP


New York, New York
March 25, 2004

                          Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We consent to the incorporation by reference, in this registration statement, of our report dated January 13, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney Mid Cap Core Fund (the "Fund") of Smith Barney Investment Trust as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                   KPMG LLP


New York, New York
March 25, 2004